Exhibit 32.2

Certification Pursuant to

18 U.S.C. §1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of InfoTech USA, Inc. (the “Registrant”) on Form 10-K for the year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Robert Patterson, Chief Financial Officer of the Registrant, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ J. ROBERT PATTERSON

J. Robert Patterson

Chief Financial Officer InfoTech USA, Inc.

December 23, 2005